Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting http://guggenheiminvestments.com/services/prospectuses-and-reports, calling (800) 820-0888 or e-mailing sservices@guggenheiminvestments.com. The Fund’s Prospectus and SAI, both dated May 1, 2013, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

SUMMFY-0513x0213

Managed Futures Strategy Fund

INVESTMENT OBJECTIVE

The Managed Futures Strategy Fund (the “Fund”) seeks to achieve absolute returns.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Y-Class Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.96%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.41%
Other Expenses of the Fund	0.41%
Other Expenses of the Subsidiary**	0.00%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver***	0.06%
Total Annual Fund Operating Expenses After Fee Waiver	1.31%
*	“Other Expenses,” “Other Expenses of the Fund,” “Total Annual Fund Operating Expenses,” and “Total Annual Fund Operating Expenses After Fee Waiver” have been restated to reflect current fees. Effective April 1, 2013, certain licensing arrangements were terminated resulting in the elimination of licensing fees previously paid by the Fund.
**	Other Expenses of the Subsidiary were less than 0.01% for the fiscal year ended December 31, 2012.
***	The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 172% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve absolute returns. The Fund intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity, or equity markets.

The strategies maybe quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector, or market.

2	SUMMARY PROSPECTUS

The Fund generally will take a long position in a particular asset class, sector or market that the Advisor expects to rise in value and generally will take a short position in a particular asset class, sector or market that the Advisor expects to fall in value. The Fund may also take a long position in a particular asset class, sector or market that the Advisor expects to fall in value and may also take a short position in a particular asset class, sector, or market that the Advisor expects to rise in value to manage the risk of the Fund’s positions and strategies.

The Advisor sets both the long-term strategic weights across individual strategies, or group of strategies, as well as short-term tactical weightings, which may deviate from long-term strategic weights, due to short-term market risks or opportunities. The Advisor will employ both quantitative and qualitative methods to assess and manage the level of risk, and to seek to improve returns of the Fund over time. The Advisor in its discretion may establish long positions in excess of its short positions, and short positions in excess of its long positions; however, the Fund’s short positions will be fully covered at all times.

The estimated risk of each position as measured by volatility, relative strengths of signals, certain macroeconomic views of the Advisor, and other factors, may be used to determine the relative size of positions. Risk-management strategies may be employed and seek to manage risk, improve returns over time, and mitigate declines in the market price of the Fund.

The Fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds (“ETFs”); other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets; commodity, currency, and financial-linked instruments, such as swap agreements and structured notes; exchange-traded notes (“ETNs”); and common stock. The Fund may purchase and sell options and futures contracts.

Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular trend resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant.

The Fund’s derivative investments will be used both to obtain exposure to the commodity, currency, equity, and fixed income markets and to manage risk and limit exposure created by certain of the Fund’s investments. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also intends to enter into short sales and invest in short positions of certain investments.

The Fund expects, under normal circumstances, to buy debt securities to collateralize its derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold a diversified portfolio of fixed instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold, without limitation, government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less. In addition, the Fund may invest, without limitation, in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers’ acceptances, and time deposits. The Fund may also invest, without limitation, in other short-term instruments, such as loan participations, commercial paper, and repurchase agreements. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks.

The Fund may invest, without limitation, in U.S. dollar-denominated investment grade debt securities, and may invest no more than 20% of assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Advisor believes are of comparable quality. The Fund also may invest, without limitation, in mortgage-backed securities or in other asset-backed securities, including to-be-announced transactions. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers, and may invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund also may invest up to 25% of its assets in municipal securities. The Fund may invest in ETFs and other investment companies, certain of which may be advised by the Advisor, that provide exposure to fixed income securities similar to those securities in which the Fund may invest directly.

SUMMARY PROSPECTUS	3

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodity market.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called “high portfolio turnover,” may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance. High portfolio turnover may also result in high levels of short-term capital gains, which are generally taxable as ordinary income when distributed to shareholders. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund’s ability to achieve its investment objective.

Asset-backed and Mortgage-backed Securities Risk – As an investor in asset-backed securities, including mortgage-backed securities, the Fund generally will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Bank Obligations Risk – The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.

Call Risk/Prepayment Risk – During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

CFTC Regulatory Risk – The Commodity Futures Trading Commission (“CFTC”) has recently adopted amendments to certain CFTC rules, and is in the process of promulgating new rules, that subject the Fund, the Subsidiary, and the Advisor to certain CFTC disclosure, reporting, and recordkeeping requirements if the Fund and the Subsidiary do not operate within certain derivatives trading and marketing limitations. Compliance with these additional requirements will likely increase Fund and Subsidiary expenses and may adversely affect the Fund’s and the Subsidiary’s ability to obtain exposure to certain investments and the commodities market generally. Certain of the regulatory requirements that would apply to the Fund have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted. Consistent with the Fund’s investment strategies and investment policies, the Advisor intends to maintain the flexibility to utilize certain derivatives beyond the CFTC’s new trading limitations and to comply with CFTC rules to the extent required to maintain such investment flexibility.

4	SUMMARY PROSPECTUS

Commodity-linked Derivative Investment Risk – The Fund may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

Credit Risk – Issuers or guarantors of debt instruments or the counterparty to a repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government generally have less credit risk than debt securities of non-government issuers. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and share price.

Currency Risk – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. When used to generate leveraged exposure, the Fund’s investments in derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of the derivative instruments. The Fund could lose more than the principal amount invested.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Equity Risk – The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

Extension Risk – An issuer may exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

Financial Services Sector Risk – To the extent that certain of the Fund’s investments are focused in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact on a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses.

SUMMARY PROSPECTUS	5

Fixed Income Risk – The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

High Yield Risk – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Income Risk – Falling interest rates may cause the Fund’s income to decline.

Interest Rate Risk – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment In Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses.

Investment in the Subsidiary Risk – The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Technique Risk – Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

Issuer Specific Risk – A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

Leveraging Risk – The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such an investment. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

6	SUMMARY PROSPECTUS

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Repurchase Agreement Risk – The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Sector Risk – Through its investments in futures and similar instruments, the Fund may have significant exposure to one or more of the energy, precious and industrial metals, and agriculture sectors. As a result of this investment exposure, the Fund will be more susceptible to the risks associated with each sector than a fund that does not invest in such a manner. To the extent that the Fund has significant exposure to any of the energy, precious and industrial metals, and/or agriculture sectors, the Fund is subject to the risk that those sectors will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Tax Risk – To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Temporary Defensive Investment Risk – The Fund does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the Y-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Y-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index.

SUMMARY PROSPECTUS	7

The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund’s investment objective and/or principal investment strategies changed on July 11, 2011, September 27, 2012, and January 29, 2013. Prior to January 29, 2013, the Fund sought to achieve positive absolute returns using an investment methodology based primarily on the systematic rules-based trend-following strategy of the S&P Diversified Trends Indicator® (the “S&P DTI”). Prior to July 11, 2011, the Fund sought to provide investment results that matched, before fees and expenses, the performance of the S&P DTI. Therefore, the performance and average annual total returns shown for periods prior to January 29, 2013 may have differed had the Fund’s current investment objective and principal investment strategy been in effect during those periods.

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800.820.0888.

The performance information shown below for Y-Class Shares is based on a calendar year.

Highest Quarter Return (quarter ended 3/31/2011) 2.52%	Lowest Quarter Return (quarter ended 6/30/2012) -5.98%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Y-CLASS SHARES	Past 1 Year	Since Inception (3/29/2010)
Return Before Taxes	-11.05%	-6.46%
Return After Taxes on Distributions	-11.05%	-6.46%
Return After Taxes on Distributions and Sale of Fund Shares	-7.18%	-5.44%
BoFA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.11%	0.12%

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Jayson Flowers, Senior Managing Director. Mr. Flowers has been associated with the Advisor since 1998.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	B. Scott Minerd, Global Chief Investment Officer. Mr. Minerd has been associated with the Advisor since 1998.

8	SUMMARY PROSPECTUS

PURCHASE AND SALE OF FUND SHARES

If you are an eligible investor, you may purchase shares of the Fund through an authorized broker-dealer or directly from the Fund by mail at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by telephone at 1-800.820.0888. Shares may be purchased by automated clearing house (ACH), by check, or by bank wire. Shares may be redeemed on any day the NAV is calculated. You may receive redemption proceeds by ACH, by check, or by bank wire.

Eligible investors for Y- Class Shares include the following:

•	Institutions that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares;

•	Retirement platforms that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares;

•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of Funds advised by Security Investors, LLC, or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Fund, which is $25,000,000.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then-current registration statement. The Fund reserves the right to modify its minimum account balance requirements at any time, with our without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

SUMMARY PROSPECTUS	9

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10	SUMMARY PROSPECTUS

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SUMMARY PROSPECTUS	11

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